                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02802
               ---------------------------------------------------

                                UBS Cashfund Inc.
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                           UBS Global Asset Management
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS CASHFUND INC.
ANNUAL REPORT
MARCH 31, 2006

UBS CASHFUND INC.

May 15, 2006

DEAR SHAREHOLDER,

We are pleased to present you with the annual report for UBS Cashfund Inc. (the "Fund") for the fiscal year ended March 31, 2006.

PERFORMANCE

The seven-day current yield for the Fund as of March 31, 2006 was 4.18%, up from 3.15% on September 30, 2005. (For more information on the Fund's performance, refer to "Performance and Portfolio Characteristics at a Glance" on page 5.)

AN INTERVIEW WITH PORTFOLIO MANAGER MICHAEL H. MARKOWITZ

Q. HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL PERIOD?

A. Over the past 12 months, the US economy continued to strengthen, although it was forced to absorb some rather significant blows during the late summer and early fall. Energy prices, which were high throughout the year, were exacerbated after Hurricanes Katrina and Rita hit the Gulf Coast, seriously impairing the country's oil refining capacity and causing an estimated $100 billion in damage. Shortly after Labor Day, oil broke $70 a barrel and gasoline topped an average of $3.00 per gallon nationwide.

   Beginning in October, however, economic data took a turn for the better. Unemployment--despite large numbers of dislocated workers in the wake of Katrina--trended downward throughout the year, finishing the period at 4.7%, down from 5.1% in March 2005. Consumer confidence was particularly volatile during this period, but finished the year strong. Finally, GDP remained relatively solid throughout the period. Although final data put fourth quarter 2005 GDP growth at 1.7%, advance estimates for the first quarter of 2006 showed a significant rebound, with the economy growing at 4.8%--the highest it has been in nearly three years.

[SIDENOTE]

UBS CASHFUND INC.

INVESTMENT GOAL:

Current income, stability of principal and high liquidity.

PORTFOLIO MANAGER:

Michael H. Markowitz

UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:

January 20, 1978

DIVIDEND PAYMENTS:

Monthly

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE ECONOMIC ENVIRONMENT?

A. The Fed--headed by its new chair, Ben Bernanke--continued its tightening campaign, raising the federal funds rate 25 basis points on eight separate occasions during the period, and once more after the period ended, bringing the rate to 5.00%. (The federal funds rate is the interest rate banks charge each other for overnight loans.)

   The market consensus seems to be that the Fed may be near the end of this current tightening policy (the Fed has raised rates at 16 consecutive meetings since June 2004). While we can't be certain exactly when the Fed will pause or end its current policy, we believe it is unlikely that 2006 will be the year of uninterrupted rate increases that 2005 was.

Q. HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE FISCAL PERIOD?

A. Throughout the Fund's fiscal year, we focused on a "bulleted" strategy by targeting securities with very particular maturities. In this case, we sought to hold securities that matured shortly before Fed meetings, which gave us the opportunity to purchase securities with even higher yields after each increase in the federal funds rate. This generally was a successful strategy for the Fund, and helped us to capture yield opportunities during the year.

   We also maintained a defensive position within the portfolio for the entire fiscal year. During the first half of the reporting period, we kept our weighted average maturity (which measures the Fund's sensitivity to interest rate changes) relatively low, at around 28 days. By the end of the period, however, we allowed our weighted average maturity to increase to 34 days. This reflects our belief that interest rate hikes may come to an end, at least temporarily, sometime in the coming months.

Q. WHAT TYPES OF SECURITIES DID YOU EMPHASIZE OVER THE PERIOD?

A. Over the course of the past fiscal year, we shifted the Fund's allocation, deemphasizing US government agency obligations, as well as certificates of deposit (CDs) and short-term corporate obligations, and redeploying those assets primarily into commercial paper. The spread (or the difference in yields) between US government agency discount notes and commercial paper widened during the period, due in part to a decline in the volume of new government agency debt being issued.

   With that in mind, we decided to increase our exposure to commercial paper, which we believed represented a more attractive investment opportunity. In addition, our increased exposure to commercial paper allowed us to better implement our "bulleted" strategy by holding securities with maturities in synch with Fed meetings. Overall, our allocation of assets had a positive impact on performance.

Q. WHAT FACTORS DO YOU BELIEVE WILL AFFECT THE FUND OVER THE COMING MONTHS?

A. We will continue to monitor a number of factors, including inflation and the overall strength of the economy, both of which will likely play a role in the Fed's future decisions on interest rates. Overall, the portfolio remains well diversified, and we anticipate continuing to seek out yield opportunities while maintaining liquidity.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,


/s/ W. Douglas Beck

W. DOUGLAS BECK, CFA
PRESIDENT
UBS Cashfund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (Americas) Inc.

/s/ Michael H. Markowitz

MICHAEL H. MARKOWITZ
PORTFOLIO MANAGER
UBS Cashfund Inc.
MANAGING DIRECTOR
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2006. The views and opinions in the letter were current as of May 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UNDERSTANDING YOUR FUND'S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 to March 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs--for example, sales charges (loads), redemption fees, or exchange fees.

                              BEGINNING          ENDING           EXPENSES PAID
                            ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                           OCTOBER 1, 2005   MARCH 31, 2006   10/01/05 TO 03/31/06
----------------------------------------------------------------------------------
Actual                        $ 1,000.00       $ 1,018.70            $ 2.87
Hypothetical (5% annual
return before expenses)         1,000.00         1,022.09              2.87

* Expenses are equal to the Fund's annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS CASHFUND INC.

PERFORMANCE AND PORTFOLIO CHARACTERISTICS AT A GLANCE (UNAUDITED)

YIELDS AND CHARACTERISTICS         3/31/06          9/30/05           3/31/05
--------------------------------------------------------------------------------
Seven-Day Current Yield*              4.18%            3.15%             2.22%
Seven-Day Effective Yield*            4.26             3.20              2.25
Weighted Average Maturity**        34 days          28 days           28 days
Net Assets (bln)                  $    2.9         $    3.1          $    3.4

PORTFOLIO COMPOSITION***           3/31/06          9/30/05           3/31/05
--------------------------------------------------------------------------------
Commercial Paper                      85.3%            71.1%             69.2%
Certificates of Deposit                9.2             16.2              11.9
Short-Term Corporate Obligations       3.8              3.6               7.9
Repurchase Agreements                  1.2              0.6               1.9
Money Market Funds                     0.6              2.2               0.5
U.S. Government Agency Obligations      --              6.4               8.7
Other Assets Less Liabilities         (0.1)            (0.1)             (0.1)
--------------------------------------------------------------------------------
TOTAL                                100.0%           100.0%            100.0%
================================================================================

* YIELDS WILL FLUCTUATE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

** The Fund is actively managed and its weighted average maturity will differ over time.

*** Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

AN INVESTMENT IN UBS CASHFUND INC. IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

UBS CASHFUND INC.

STATEMENT OF NET ASSETS -- MARCH 31, 2006

PRINCIPAL
AMOUNT                                          MATURITY      INTEREST
(000)                                             DATES         RATES           VALUE
------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--9.22%
  NON-U.S.--6.09%
  $ 25,000  Abbey National Treasury
            Services PLC                       06/05/06      4.790%        $    25,000,446
    75,000  Banco Bilbao Vizcaya
            Argentaria, S.A.                   05/22/06      4.730              75,001,050
    35,000  Royal Bank of Canada               05/16/06      4.695              34,999,245
    40,000  Toronto-Dominion Bank              04/21/06      4.735              40,000,180
------------------------------------------------------------------------------------------
                                                                               175,000,921
------------------------------------------------------------------------------------------

  U.S.--3.13%
    35,000  American Express, Federal
            Savings Bank                       04/24/06      4.760              35,000,000
     5,000  Citibank N.A.                      06/22/06      4.890               5,000,057
    50,000  First Tennessee Bank
            N.A. (Memphis)                     04/26/06      4.770              50,000,000
                                                                                90,000,057
------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost--$265,000,978)                             265,000,978
==========================================================================================

COMMERCIAL PAPER@--85.29%
  ASSET BACKED-BANKING--2.61%
    75,000  Atlantis One Funding               04/04/06      4.430              74,972,312
  ASSET BACKED-MISCELLANEOUS--19.52%
    40,000  Amsterdam Funding                  04/19/06 to   4.740 to
            Corp.                              04/21/06      4.750              39,902,417
    60,000  Barton Capital LLC                 04/05/06 to   4.430 to
                                               04/06/06      4.580              59,967,126
    38,000  Bryant Park Funding LLC            04/17/06      4.710              37,920,454
    75,428  Chariot Funding LLC                04/17/06      4.700              75,270,439
    65,000  Falcon Asset Securitization        04/05/06 to   4.560 to
            Corp.                              05/11/06      4.710              64,825,267
    64,504  Preferred Receivables              04/04/06 to   4.590 to
            Funding Corp.                      05/18/06      4.800              64,327,427
    60,000  Ranger Funding Co. LLC             06/12/06      4.790              59,425,200
    50,000  Thunderbay Funding                 04/17/06 to   4.500 to
                                               06/19/06      4.825              49,685,295
    24,722  Variable Funding Capital           04/04/06 to
            Corp.                              04/05/06      4.560              24,711,972
    75,000  Windmill Funding Corp.             04/05/06 to   4.560 to
                                               05/18/06      4.800              74,674,000
    10,000  Yorktown Capital LLC               04/07/06      4.770               9,992,050
------------------------------------------------------------------------------------------
                                                                               560,701,647
------------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                          MATURITY      INTEREST
(000)                                             DATES         RATES           VALUE
------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)

  ASSET BACKED-SECURITIES--17.32%
  $ 28,000  Beta Finance, Inc.                 04/20/06 to   4.490 to
                                               06/29/06      4.850%        $    27,837,442
    46,000  CC (USA), Inc. (Centauri)          04/26/06 to   4.530 to
                                               06/29/06      4.860              45,642,277
    51,000  Dorada Finance, Inc.               04/25/06 to   4.530 to
                                               06/22/06      4.830              50,718,273
    65,000  Galaxy Funding, Inc.               04/13/06 to   4.490 to
                                               06/20/06      4.820              64,625,783
    60,000  Grampian Funding LLC               04/19/06 to   4.490 to
                                               05/09/06      4.595              59,767,319
    73,300  K2 (USA) LLC                       04/13/06 to   4.510 to
                                               06/06/06      4.750              72,865,581
    70,016  Links Finance LLC                  05/18/06 to   4.650 to
                                               06/08/06      4.800              69,507,535
    67,078  Scaldis Capital LLC                05/12/06 to   4.640 to
                                               05/18/06      4.660              66,691,552
    40,000  Solitaire Funding LLC              04/20/06 to   4.720 to
                                               06/01/06      4.730              39,762,610
------------------------------------------------------------------------------------------
                                                                               497,418,372
------------------------------------------------------------------------------------------

  BANKING-NON-U.S.--16.08%
     6,000  Alliance & Leicester PLC           05/23/06      4.700               5,959,267
    50,000  Allied Irish Banks N.A., Inc.      04/05/06      4.425              49,975,417
    10,000  Bank of Ireland                    04/25/06      4.550               9,969,667
    20,000  Caisse Nationale des
            Caisses d'Epargne
            et de Prevoyance                   05/15/06      4.635              19,886,700
    40,000  Calyon N.A., Inc.                  05/08/06      4.655              39,808,628
    75,000  Depfa Bank PLC                     05/03/06      4.580              74,694,667
    75,000  DNB NOR ASA                        05/22/06      4.650              74,505,937
    35,000  KBC Financial Products
            International Ltd.                 04/27/06      4.550              34,884,986
    24,000  Natexis Banques
            Populaires U.S. Finance
            Co. LLC                            04/19/06      4.490              23,946,120
    56,000  Northern Rock PLC                  06/06/06      4.740              55,513,360
    30,000  Santander Central Hispano
            Finance Delaware, Inc.             06/09/06      4.790              29,724,575
    30,000  Svenska Handelsbanken              04/05/06      4.425              29,985,250

PRINCIPAL
AMOUNT                                          MATURITY      INTEREST
(000)                                             DATES         RATES           VALUE
------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)

  BANKING-NON-U.S.--(CONCLUDED)
  $ 13,000  Westpac Trust
            Securities NZ Ltd.                 04/10/06      4.550%        $    12,985,212
------------------------------------------------------------------------------------------
                                                                               461,839,786
------------------------------------------------------------------------------------------

  BANKING-U.S.--17.62%
    16,600  ANZ (Delaware), Inc.               06/26/06      4.845              16,407,869
     4,000  Barclays U.S. Funding Corp.        06/30/06      4.870               3,951,300
    52,977  CBA (Delaware) Finance, Inc.       05/22/06      4.660              52,627,263
    75,000  Dexia Delaware LLC                 04/13/06 to   4.565 to
                                               05/08/06      4.585              74,707,196
    50,000  HSBC USA, Inc.                     04/10/06 to   4.460 to
                                               06/22/06      4.830              49,795,950
    70,000  ING (U.S.) Funding LLC             05/03/06 to   4.580 to
                                               06/07/06      4.745              69,572,226
    65,000  Nordea N.A., Inc.                  04/06/06 to   4.420 to
                                               05/03/06      4.595              64,855,981
    75,000  San Paolo IMI U.S.                 05/15/06      4.620 to
            Financial Co.                                    4.640              74,575,229
    50,557  Societe Generale N.A., Inc.        05/15/06      4.630              50,270,904
    50,000  UniCredito Delaware, Inc.          06/15/06      4.800              49,500,000
------------------------------------------------------------------------------------------
                                                                               506,263,918
------------------------------------------------------------------------------------------

  BROKERAGE--4.93%
    75,000  Bear Stearns Cos., Inc.            04/12/06      4.665              74,893,094
    67,000  Credit Suisse First                04/03/06 to   4.520 to
            Boston USA, Inc.                   05/03/06      4.590              66,849,164
------------------------------------------------------------------------------------------
                                                                               141,742,258
------------------------------------------------------------------------------------------

  FINANCE-NONCAPTIVE DIVERSIFIED--2.60%
    75,000  CIT Group, Inc.                    05/08/06      4.610              74,644,646

  PHARMACEUTICALS--2.43%
    70,000  Sanofi-Aventis                     04/19/06      4.600 to
                                                             4.610              69,838,715

  UTILITIES-OTHER--2.18%
    63,000  RWE AG                             04/11/06 to   4.470 to
                                               06/19/06      4.840              62,682,882
------------------------------------------------------------------------------------------
Total Commercial Paper (cost--$2,450,104,536)                                2,450,104,536
==========================================================================================

SHORT-TERM CORPORATE OBLIGATIONS--3.83%
  BANKING-NON-U.S.--2.09%
    60,000  HBOS Treasury
            Services PLC**                     04/03/06      4.680*             60,000,000

PRINCIPAL
AMOUNT                                          MATURITY      INTEREST
(000)                                             DATES         RATES           VALUE
------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)

  FINANCE-NONCAPTIVE DIVERSIFIED--1.74%
  $ 50,000  General Electric Capital
            Corp.                              04/10/06      4.791%*       $    50,000,000
------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost--$110,000,000)                    110,000,000
==========================================================================================

REPURCHASE AGREEMENT--1.22%
    35,000  Repurchase Agreement dated
            03/31/06 with Deutsche Bank,
            collateralized by $4,060,000
            Federal Home Loan Bank
            obligations, 4.370% due 04/13/07
            and $33,109,000 Federal National
            Mortgage Association obligations,
            4.375% due 07/17/13;
            (value--$35,700,350);
            proceeds: $35,013,854
            (cost--$35,000,000)                04/03/06      4.750              35,000,000

NUMBER OF
 SHARES
 (000)
----------
MONEY MARKET FUNDS+--0.56%
     6,253  AIM Liquid Assets Portfolio                      4.655               6,252,701
     9,846  BlackRock Provident
            Institutional TempFund                           4.619               9,845,789
------------------------------------------------------------------------------------------
Total Money Market Funds (cost--$16,098,490)                                    16,098,490
==========================================================================================
Total Investments (cost--$2,876,204,004
which approximates cost for federal income
tax purposes)--100.12%                                                       2,876,204,004
==========================================================================================
Liabilities in excess of other assets--(0.12)%                                  (3,346,692)
------------------------------------------------------------------------------------------
Net Assets (applicable to 2,873,116,937 shares
of common stock outstanding equivalent to
$1.00 per share)--100.00%                                                  $ 2,872,857,312
==========================================================================================

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of March 31, 2006, and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 2.09% of net assets as of March 31, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@  Interest rates shown are the discount rates at date of purchase.

+  Interest rates shown reflect yield at March 31, 2006.

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                               PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                           75.8%
United Kingdom                                                           5.1
Ireland                                                                  4.7
Spain                                                                    3.6
France                                                                   2.9
Canada                                                                   2.6
Norway                                                                   2.6
Belgium                                                                  1.2
Sweden                                                                   1.0
Australia                                                                0.5
--------------------------------------------------------------------------------
Total                                                                  100.0%
================================================================================

                      Weighted average maturity -- 34 days

                 See accompanying notes to financial statements

UBS CASHFUND INC.

STATEMENT OF OPERATIONS

                                                                        FOR THE
                                                                      YEAR ENDED
                                                                    MARCH 31, 2006
----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $ 121,399,812
EXPENSES:
Investment advisory and administration fees                            12,766,246
Transfer agency and related services fees                               4,200,241
Reports and notices to shareholders                                       623,759
Custody and accounting fees                                               365,340
Insurance expense                                                         172,404
State registration fees                                                   126,591
Professional fees                                                          98,415
Directors' fees                                                            34,928
Other expenses                                                             44,141
----------------------------------------------------------------------------------
                                                                       18,432,065
----------------------------------------------------------------------------------
Net investment income                                                 102,967,747
Net realized gain from investment activities                               10,381
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $ 102,978,128
==================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEARS ENDED MARCH 31,
                                                       ------------------------------------
                                                             2006                2005
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                  $    102,967,747    $     45,886,038
Net realized gains from investment activities                    10,381                  52
Net increase in net assets resulting from operations        102,978,128          45,886,090
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                      (102,967,747)        (45,886,038)
Net decrease in net assets from
  capital share transactions                               (570,620,845)     (1,280,592,087)
Net decrease in net assets                                 (570,610,464)     (1,280,592,035)
NET ASSETS:
Beginning of year                                         3,443,467,776       4,724,059,811
-------------------------------------------------------------------------------------------
End of year                                            $  2,872,857,312    $  3,443,467,776
===========================================================================================
Accumulated undistributed net investment income        $             --    $             --

                 See accompanying notes to financial statements

UBS CASHFUND INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Cashfund Inc. (the "Fund") was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, unless the Fund's Board of Directors (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Fund is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund was able to participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                                                 RATES
--------------------------------------------------------------------------------
Up to $500 million                                                       0.500%
Next $500 million                                                        0.425
Next $500 million                                                        0.390
Next $500 million                                                        0.380
Next $500 million                                                        0.350
Next $1.0 billion                                                        0.345
Next $500 million                                                        0.325
Next $500 million                                                        0.315
Next $500 million                                                        0.300
Next $500 million                                                        0.290
Over $5.5 billion                                                        0.280

At March 31, 2006, the Fund owed UBS Financial Services Inc. $1,025,258 for investment advisory and administration fees.

UBS Global AM served as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts ("Sub-Advisory and Sub-Administration Contracts") between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund's average daily net assets. (After the end of the fiscal period, the Sub-Advisory and Sub-Administration Contracts were transferred to an affiliate of UBS Global AM as explained in the Subsequent Event note further below.)

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended March 31, 2006, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,170,079,363. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended March 31, 2006, UBS Financial Services Inc. received from PFPC, not the Fund, $2,533,018 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING

The Fund may lend securities up to 33(1)/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the Fund's lending agent. The Fund did not loan any securities during the year ended March 31, 2006.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At March 31, 2006, the Fund had the following liabilities outstanding:

Payable for investments purchased                                    $ 3,950,759
Dividends payable to shareholders                                      2,689,846
Other accrued expenses*                                                1,155,674

* Excludes investment advisory and administration fees.

At March 31, 2006, the components of net assets were as follows:

Accumulated paid in capital                                      $ 2,872,690,612
Accumulated net realized gain from investment activities                 166,700
--------------------------------------------------------------------------------
Net assets                                                       $ 2,872,857,312
================================================================================

FEDERAL TAX STATUS

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2006 and March 31, 2005 was ordinary income.

At March 31, 2006 the component of accumulated earnings on a tax basis was undistributed ordinary income of $2,856,546.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2006, accumulated undistributed net investment income was increased by $10,381 and accumulated net realized gains from investment transactions were decreased by $10,381. These differences are primarily due to reclassifications of distributions for tax purposes.

CAPITAL SHARE TRANSACTIONS

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                              FOR THE YEARS ENDED MARCH 31,
                                           ----------------------------------
                                                 2006               2005
-----------------------------------------------------------------------------
Shares sold                                 18,543,746,976     14,913,038,848
Shares repurchased                         (19,212,180,426)   (16,236,699,936)
Dividends reinvested                            97,812,605         43,069,001
Net decrease in shares outstanding            (570,620,845)    (1,280,592,087)

SUBSEQUENT EVENT

After the end of the fiscal period covered by this report, the sub-advisory and sub-administration contracts (the "Sub-Advisory and Sub-Administration Contracts") between UBS Financial Services Inc. and UBS Global AM were transferred to UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), a sister company of UBS Global AM.

In connection with an internal reorganization involving UBS Global AM and UBS Global AM (Americas), the Fund's Board of Directors approved the transfer of the Sub-Advisory and Sub-Administration Contracts from UBS Global AM to UBS Global AM (Americas) effective April 1, 2006. All of the personnel of UBS Global AM who previously provided investment advisory services to the Fund continue to provide investment advisory services to the Fund as employees of UBS Global AM (Americas). UBS Global AM (Americas) has the same contractual rights and responsibilities under the Sub-Advisory and Sub-Administration Contracts as those previously held by UBS Global AM. UBS Global AM and UBS Global AM (Americas) are both indirect wholly owned subsidiaries of UBS AG.

UBS CASHFUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                      FOR THE YEARS ENDED MARCH 31,
                            --------------------------------------------------------------------------------
                                2006             2005             2004             2003             2002
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR         $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
Net investment income             0.0320           0.0118           0.0053           0.0115           0.0282
Dividends from net
  investment income              (0.0320)         (0.0118)         (0.0053)         (0.0115)         (0.0282)
NET ASSET VALUE,
  END OF YEAR               $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
  RETURN(1)                         3.25%            1.18%            0.53%            1.16%            2.85%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (000's)       $  2,872,857     $  3,443,468     $  4,724,060     $  7,299,597     $  7,015,530
Expenses to average
  net assets                        0.57%            0.56%            0.60%            0.57%            0.55%
Net investment income
  to average net assets             3.18%            1.14%            0.53%            1.15%            2.79%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

UBS CASHFUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ERNST & YOUNG LLP

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the "Fund"), as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
May 12, 2006

UBS CASHFUND INC.

GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Fund was held on December 21, 2005. At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard
R. Burt, Meyer Feldberg, Bernard B. Garil, Heather R. Higgins and William D. White were elected to serve as board members for an indefinite term until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

TO VOTE FOR OR WITHHOLD
AUTHORITY IN THE ELECTION OF:     SHARES VOTED FOR     SHARES WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Richard Q. Armstrong              2,917,705,723.389         148,657,276.481
David J. Beaubien                 2,916,301,503.444         150,061,496.426
Alan S. Bernikow                  2,914,056,855.759         152,306,144.111
Richard R. Burt                   2,918,276,327.884         148,086,671.986
Meyer Feldberg                    2,919,251,461.241         147,111,538.629
Bernard B. Garil                  2,921,958,832.209         144,404,167.661
Heather R. Higgins                2,917,111,035.479         149,251,964.391
William D. White                  2,915,341,899.884         151,021,099.988

To the best of the Fund's knowledge, there were no "broker non-votes". (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.) Mr. White retired from the board at the end of January 2006.

UBS CASHFUND INC.

BOARD APPROVAL OF SUB-ADVISORY CONTRACT (UNAUDITED)

BACKGROUND

At a meeting of the board of UBS Cashfund Inc. (the "Fund") on February 8, 2006, the members of the board, including the board members who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended, considered and approved the transfer of the current Sub-Advisory Contract between UBS Financial Services Inc., the Fund's investment advisor, and UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM. The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Sub-Advisory Contract (such transfer referred to as the "New Sub-Advisory Contract"), the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management efficiencies and eliminate the duplication of functions that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory or sub-advisory services to the UBS funds. The board also reviewed material provided by UBS Global AM on UBS Global Americas, including that the current portfolio managers for the Fund would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also noted management's explanation that any expenses resulting from the transfer would be borne by UBS Global AM, and not the Fund. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, counsel to the Fund, that the proposed transfer would not be considered an "assignment" of the existing sub-advisory contract under the Investment Company Act of 1940, as amended, because (1) there would be no change of actual control of the sub-adviser to the Fund; (2) there would be no change of management of the sub-advisor to the Fund; (3) the nature, quality and extent of the sub-advisory services provided by UBS Global AM under the current Sub-Advisory Contract would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM portfolio managers or other investment professionals in providing services to the Fund; and (5) there would be no change to any of the material terms of the Sub-Advisory Contract as a result of the transfer. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Sub-Advisory Contract for the Fund, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for the Fund, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. UBS Financial Services Inc. noted that it supported the transfer of its contract with its affiliate.

In its consideration of the approval of the New Sub-Advisory Contract, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW SUB-ADVISORY CONTRACT

The board took note that at its last annual contract renewal meeting for the Fund, in connection with its review of the Fund's advisory, sub-advisory and distribution agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Fund by UBS Financial Services Inc. under the Fund's Investment Advisory and Administration Contract and by UBS Global AM under the Fund's Sub-Advisory Contract and Sub-Administration Contracts, and a description of the administrative and other services rendered to the Fund and its shareholders by UBS Financial Services Inc. or UBS Global AM and management's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Sub-Advisory Contract as were provided by UBS Global AM under the current Sub-Advisory Contract. The board's evaluation of the services to be provided by UBS Global Americas to the Fund took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Contract.

MANAGEMENT FEES

The board noted that the current contractual sub-advisory fee for the Fund under the current Sub-Advisory Contract was not proposed to be changed under the New Sub-Advisory Contract. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005, it had received and reviewed information on the contractual management fee payable by the Fund to UBS Financial Services Inc. under the Investment Advisory and Administration Contract, including information on management fees paid by comparable funds. It was noted that UBS Financial Services Inc., not the Fund, pays the sub-advisory fee. The board recognized that the current fee arrangements would not change as a result of the transfer.

FUND PERFORMANCE

The board took into consideration the reports on Fund performance received by the board at each meeting and the more extensive review and discussion of Fund performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of the Fund and that no changes in the current Fund personnel overseeing Fund management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that the Fund's investment performance was satisfactory.

SUB-ADVISER PROFITABILITY

As UBS Global Americas would be a new sub-adviser to the Fund, profitability of UBS Global Americas in providing services to the Fund was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund and had determined at that time that UBS Global AM's and its affiliates' profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund. The board also recognized that the sub-advisory fee would not change as a result of the transfer and the services provided to the Fund by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of some relevance.

UBS Global AM also noted that a significant benefit of the transfer of the Sub-Advisory Contract to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes.

ECONOMIES OF SCALE

The board noted that it had previously considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Advisory and Administration Contract and the Sub-Advisory Contract and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor.

OTHER BENEFITS TO UBS GLOBAL AMERICAS

The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with the Fund, including the potential opportunity to offer additional products and services to Fund shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate.

In light of the costs of providing services to the Fund and UBS Global America's expected ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Sub-Advisory Contract for the Fund.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Sub-Advisory Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Sub-Advisory Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc., UBS Global AM or UBS Global Americas were present.

                      (This page intentionally left blank)

UBS CASHFUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTOR

                                    POSITION(S) HELD                  TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE              WITH FUND                         LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------
Meyer Feldberg++; 64                Director                          Since 1990
Morgan Stanley
1585 Broadway
33rd Floor
New York, NY 10036

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

PRINCIPAL OCCUPATION(S)               PORTFOLIOS IN FUND COMPLEX                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                   OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Professor Feldberg is Dean Emeritus   Professor Feldberg is a director or          Professor Feldberg is also a director of Primedia
and Sanford Bernstein Professor of    trustee of 29 investment companies           Inc. (publishing), Federated Department Stores,
Leadership and Ethics at Columbia     (consisting of 48 portfolios) for which      Inc. (operator of department stores), Revlon,
Business School, although on a two    UBS Global AM or one of its affiliates       Inc. (cosmetics), and SAPPI, Ltd. (producer of
year leave of absence. He is also a   serves as investment advisor, sub-advisor    paper).
senior advisor to Morgan Stanley      or manager.
(financial services) (since March
2005). Prior to July 2004, he was
Dean and Professor of Management of
the Graduate School of Business at
Columbia University (since 1989).

INDEPENDENT DIRECTORS

                           POSITION(S) HELD            TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE     WITH FUND                   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------
Richard Q. Armstrong; 70   Director and Chairman of    Since 1996 (Director)
c/o Willkie Farr &         the Board of Directors      Since 2004 (Chairman of
Gallagher LLP                                          the Board of Directors)
787 Seventh Avenue
New York, NY 10019-6099

David J. Beaubien; 71      Director                    Since 2001
84 Doane Road
Ware, MA 01082

Alan S. Bernikow; 65       Director                    Since 2005
c/o Deloitte & Touche
1633 Broadway
New York, NY 10019

                                      NUMBER OF
PRINCIPAL OCCUPATION(S)               PORTFOLIOS IN FUND COMPLEX                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                   OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Mr. Armstrong is chairman and         Mr. Armstrong is a director or trustee of    None
principal of R.Q.A. Enterprises       16 investment companies (consisting of 35
(management consulting firm) (since   portfolios) for which UBS Global AM or one
April 1991 and principal occupation   of its affiliates serves as investment
since March 1995).                    advisor, sub-advisor or manager.

Mr. Beaubien is retired (since        Mr. Beaubien is a director or trustee of     Mr. Beaubien is also a director of IEC
2003). He was chairman of Yankee      16 investment companies (consisting of 35    Electronics, Inc., a manufacturer of electronic
Environmental Systems, Inc., a        portfolios) for which UBS Global AM or one   assemblies.
manufacturer of meteorological        of its affiliates serves as investment
measuring systems (since 1991).       advisor, sub-advisor or manager.

Mr. Bernikow is a consultant on       Mr. Bernikow is a director or trustee of     Mr. Bernikow is also a director of Revlon, Inc.
non-management matters for the firm   16 investment companies (consisting of 35    (cosmetics) (and serves as the chair of its audit
of Deloitte & Touche (international   portfolios) for which UBS Global AM or one   committee), a director of Mack- Cali Realty
accounting and consulting firm)       of its affiliates serves as investment       Corporation (real estate investment trust) (and
(since June 2003). Previously, he     advisor, sub-advisor or manager.             serves as the chair of its audit committee) and a
was Deputy Chief Executive Officer                                                 director of the Casual Male Retail Group, Inc.
at Deloitte & Touche.                                                              (menswear).

                             POSITION(S) HELD   TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE       WITH FUND          LENGTH OF TIME SERVED
---------------------------------------------------------------------
Richard R. Burt; 59          Director           Since 1996
1275 Pennsylvania
Ave., N.W.
Washington,
D.C. 20004

Bernard B. Garil; 65         Director           Since 2005
6754 Casa Grande Way
Delray Beach, FL 33446

Heather R. Higgins; 46
255 E. 49th St., Suite 23D   Director           Since 2005
New York, NY 10017

                                      NUMBER OF
PRINCIPAL OCCUPATION(S)               PORTFOLIOS IN FUND COMPLEX                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                   OVERSEEN BY DIRECTOR                         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Mr. Burt is chairman of Diligence     Mr. Burt is a director or trustee of 16      Mr. Burt is also a director of The Central
Inc. (information and risk            investment companies (consisting of 35       European Fund, Inc., The Germany Fund, Inc., IGT,
management firm) and IEP Advisors     portfolios) for which UBS Global AM or one   Inc. (provides technology to gaming and wagering
(international investments and        of its affiliates serves as investment       industry) and The Protective Group, Inc.
consulting firm).                     advisor, sub-advisor or manager.             (produces armor products).

Mr. Garil is retired (since 2001).    Mr. Garil is a director or trustee of 16     Mr. Garil is also a director of the OFI Trust
He was a Managing Director at PIMCO   investment companies (consisting of 35       Company (commercial trust company) and a trustee
Advisory Services (from 1999 to       portfolios) for which UBS Global AM or one   for the Brooklyn College Foundation, Inc.
2001) where he served as President    of its affiliates serves as investment       (charitable foundation).
of closed-end funds and               advisor, sub-advisor or manager.
Vice-President of the variable
insurance product funds advised by
OpCap Advisors (until 2001).

Ms. Higgins is the President and      Ms. Higgins is a director or trustee of 16   None
Director of The Randolph Foundation   investment companies (consisting of 35
(charitable foundation) (since        portfolios) for which UBS Global AM or one
1991). Ms. Higgins also serves on     of its affiliates serves as investment
the boards of several non-profit      advisor, sub-advisor or manager.
charitable groups, including the
Independent Women's Forum
(chairman), the Philanthropy
Roundtable (vice chairman) and the
Hoover Institution (executive
committee).

OFFICERS

                                                                     PRINCIPAL OCCUPATION(S)
                                                    TERM OF OFFICE+  DURING PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,              POSITION(S) HELD        AND LENGTH       PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUND               OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40        Vice President and      Since 2005       Mr. Allessie is a director and deputy
                            Assistant Secretary                      general counsel at UBS Global Asset
                                                                     Management (US) Inc. and UBS Global Asset
                                                                     Management (Americas) Inc. (collectively,
                                                                     "UBS Global AM--Americas region") (since
                                                                     2005). Prior to joining UBS Global
                                                                     AM--Americas region, he was senior vice
                                                                     president and general counsel of Kenmar
                                                                     Advisory Corp. (from 2004 to 2005). Prior
                                                                     to that Mr. Allessie was general counsel
                                                                     and secretary of GAM USA Inc., GAM
                                                                     Investments, GAM Services, GAM Funds,
                                                                     Inc. and the GAM Avalon Funds (from 1999
                                                                     to 2004). Such entities are affiliates of
                                                                     UBS Global AM--Americas region. Mr.
                                                                     Allessie is a vice president and
                                                                     assistant secretary of 20 investment
                                                                     companies (consisting of 90 portfolios)
                                                                     for which UBS Global AM--Americas region
                                                                     or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or
                                                                     manager.

W. Douglas Beck*; 39        President               Since 2005       Mr. Beck is an executive director and
                                                                     head of product development and
                                                                     management for UBS Global AM--Americas
                                                                     region (since 2002). From March 1998 to
                                                                     November 2002, he held various positions
                                                                     at Merrill Lynch, the most recent being
                                                                     first vice president and co-manager of
                                                                     the managed solutions group. Mr. Beck is
                                                                     president of 20 investment companies
                                                                     (consisting of 90 portfolios) for which
                                                                     UBS Global AM--Americas region or one of
                                                                     its affiliates serves as investment
                                                                     advisor, sub-advisor or manager, and was
                                                                     vice president of such investment
                                                                     companies from 2003 to 2005.

                                                                     PRINCIPAL OCCUPATION(S)
                                                    TERM OF OFFICE+  DURING PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,              POSITION(S) HELD        AND LENGTH       PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUND               OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40         Vice President and      Since 2000       Mr. Disbrow is a director, head of retail
                            Treasurer               (Vice            mutual fund operations and co-head of the
                                                    President)       mutual fund finance department of UBS
                                                    Since 2004       Global AM--Americas region. Mr. Disbrow
                                                    (Treasurer)      is a vice president and treasurer of 16
                                                                     investment companies (consisting of 35
                                                                     portfolios) and vice president and
                                                                     assistant treasurer of four investment
                                                                     companies (consisting of 55 portfolios)
                                                                     for which UBS Global AM--Americas region
                                                                     or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or
                                                                     manager.

Mark F. Kemper**; 48        Vice President and      Since 2004       Mr. Kemper is general counsel of UBS
                            Secretary                                Global Asset Management--Americas region
                                                                     (since July 2004). Mr. Kemper also is a
                                                                     managing director of UBS Global Asset
                                                                     Management--Americas region (since 2006).
                                                                     He was deputy general counsel of UBS
                                                                     Global Asset Management (Americas) Inc.
                                                                     ("UBS Global AM--Americas") from July
                                                                     2001 to July 2004. He has been secretary
                                                                     of UBS Global AM--Americas since 1999 and
                                                                     assistant secretary of UBS Global Asset
                                                                     Management Trust Company since 1993. Mr.
                                                                     Kemper is secretary of UBS Global
                                                                     AM--Americas region (since 2004). Mr.
                                                                     Kemper is vice president and secretary of
                                                                     20 investment companies (consisting of 90
                                                                     portfolios) for which UBS Global
                                                                     AM--Americas region or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

                                                                     PRINCIPAL OCCUPATION(S)
                                                    TERM OF OFFICE+  DURING PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,              POSITION(S) HELD        AND LENGTH       PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUND               OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*; 38     Vice President and      Since 2004       Ms. Kilkeary is an associate director and
                            Assistant Treasurer                      a senior manager (since 2004) of the
                                                                     mutual fund finance department of UBS
                                                                     Global AM--Americas region. Ms. Kilkeary
                                                                     is a vice president and assistant
                                                                     treasurer of 16 investment companies
                                                                     (consisting of 35 portfolios) for which
                                                                     UBS Global AM--Americas region or one of
                                                                     its affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

Tammie Lee*; 35             Vice President and      Since 2005       Ms. Lee is a director and associate
                            Assistant Secretary                      general counsel of UBS Global
                                                                     AM--Americas region (since November
                                                                     2005). Prior to joining UBS Global
                                                                     AM--Americas region, she was vice
                                                                     president and counsel at Deutsche Asset
                                                                     Management/Scudder Investments from April
                                                                     2003 to October 2005. Prior to that she
                                                                     was assistant vice president and counsel
                                                                     at Deutsche Asset Management/Scudder
                                                                     Investments from July 2000 to March 2003.
                                                                     Prior to joining Deutsche Asset
                                                                     Management/Scudder Investments, she was
                                                                     assistant counsel at First Investors
                                                                     Corporation from August 1996 to June
                                                                     2000. Ms. Lee is a vice president and
                                                                     assistant secretary of 20 investment
                                                                     companies (consisting of 90 portfolios)
                                                                     for which UBS Global AM--Americas region
                                                                     or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or
                                                                     manager.

                                                                     PRINCIPAL OCCUPATION(S)
                                                    TERM OF OFFICE+  DURING PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,              POSITION(S) HELD        AND LENGTH       PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUND               OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------
Joseph T. Malone*; 38       Vice President and      Since 2004       Mr. Malone is a director and co-head of
                            Assistant Treasurer     (Vice            the mutual fund finance department of UBS
                                                    President)       Global AM--Americas region. From August
                                                    Since 2001       2000 through June 2001, he was the
                                                    (Assistant       controller at AEA Investors Inc. Mr.
                                                    Treasurer)       Malone is vice president and assistant
                                                                     treasurer of 16 investment companies
                                                                     (consisting of 35 portfolios) and vice
                                                                     president, treasurer and principal
                                                                     accounting officer of four investment
                                                                     companies (consisting of 55 portfolios)
                                                                     for which UBS Global AM--Americas region
                                                                     or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or
                                                                     manager.

Michael H. Markowitz**; 41  Vice President          Since 2001       Mr. Markowitz is a managing director,
                                                                     portfolio manager and head of U.S. short
                                                                     duration fixed income of UBS Global AM--
                                                                     Americas region. Mr. Markowitz is a vice
                                                                     president of five investment companies
                                                                     (consisting of 21 portfolios) for which
                                                                     UBS Global AM--Americas region or one of
                                                                     its affiliates serves as investment
                                                                     advisor, sub-advisor or manager.

Joseph McGill*; 44          Vice President and      Since 2004       Mr. McGill is a managing director (since
                            Chief Compliance                         2006) and chief compliance officer (since
                            Officer                                  2003) at UBS Global AM--Americas region.
                                                                     Prior to joining UBS Global AM--Americas
                                                                     region, he was assistant general counsel,
                                                                     J.P. Morgan Investment Management (from
                                                                     1999-2003). Mr. McGill is a vice
                                                                     president and chief compliance officer of
                                                                     20 investment companies (consisting of 90
                                                                     portfolios) for which UBS Global AM--
                                                                     Americas region or one of its affiliates
                                                                     serves as investment advisor, sub-advisor
                                                                     or manager.

                                                                     PRINCIPAL OCCUPATION(S)
                                                    TERM OF OFFICE+  DURING PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,              POSITION(S) HELD        AND LENGTH       PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUND               OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
--------------------------------------------------------------------------------------------------------------
Eric Sanders*; 40           Vice President and      Since 2005       Mr. Sanders is a director and associate
                            Assistant Secretary                      general counsel of UBS Global
                                                                     AM--Americas region (since July 2005).
                                                                     From 1996 until June 2005, he held
                                                                     various positions at Fred Alger &
                                                                     Company, Incorporated, the most recent
                                                                     being assistant vice president and
                                                                     associate general counsel. Mr. Sanders is
                                                                     a vice president and assistant secretary
                                                                     of 20 investment companies (consisting of
                                                                     90 portfolios) for which UBS Global AM--
                                                                     Americas region or one of its affiliates
                                                                     serves as investment advisor, sub-advisor
                                                                     or manager.

Keith A. Weller*; 44        Vice President and      Since 1995       Mr. Weller is an executive director and
                            Assistant Secretary                      senior associate general counsel of UBS
                                                                     Global AM--Americas region (since 2006).
                                                                     Mr. Weller is a vice president and
                                                                     assistant secretary of 20 investment
                                                                     companies (consisting of 90 portfolios)
                                                                     for which UBS Global AM--Americas region
                                                                     or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or
                                                                     manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
+ Each director holds office for an indefinite term. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.
++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

DIRECTORS

Richard Q. Armstrong                 Meyer Feldberg
CHAIRMAN                             Bernard B. Garil
David J. Beaubien                    Heather R. Higgins
Alan S. Bernikow
Richard R. Burt

PRINCIPAL OFFICERS
W. Douglas Beck                      Thomas Disbrow
PRESIDENT                            VICE PRESIDENT AND TREASURER

Mark F. Kemper                       Michael H. Markowitz
VICE PRESIDENT AND SECRETARY         VICE PRESIDENT

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

SUB-ADVISOR AND SUB-ADMINISTRATOR

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C)2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[UBS LOGO]                                                           PRESORTED
                                                                      STANDARD
                                                                   U.S. POSTAGE
                                                                        PAID
                                                                   COMPUTERSHARE
     UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     51 West 52nd Street
     New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES:
         For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $54,900 and $75,600, respectively.

         Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b) AUDIT-RELATED FEES:
         In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,712 and $3,500, respectively.

         Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements and (2) review of the consolidated 2004 and 2003 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

         There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c) TAX FEES:

         In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $10,775 and $7,800, respectively.

         Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

         There were no tax fees required to be approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d) ALL OTHER FEES:
         In each of the fiscal years ended March 31, 2006 and March 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

         Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

         There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
             The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                  The [audit ]Committee shall:

                  ...

                  2. Pre-approve (a) all audit and permissible non-audit
                     services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

----------

                        (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
                        (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
                        (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and
                        (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

             AUDIT-RELATED FEES:

             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             TAX FEES:
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             ALL OTHER FEES:
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended March 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate fees billed by E&Y of $2,579,333 and $3,131,234, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                          2006           2005
                                                          ----           ----
         Covered Services                             $    14,487    $    11,300
         Non-Covered Services                           2,564,846      3,119,934

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

         Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed June 9, 2004 (Accession Number: 0001047469-04-019911)(SEC File No. 811-02802).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  June 6, 2006
       ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  June 6, 2006
       ------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  June 6, 2006
       ------------